Investor Relations
Heather Hille
Vice President, Corporate Affairs and Investor Relations
(952) 887-8923, heather.hille@toro.com

Media Relations
Branden Happel
Senior Manager, Public Relations
(952) 887-8930, branden.happel@toro.com

For Immediate Release

The Toro Company Elects President and Chief Operating Officer Edric C. Funk to Succeed Richard M. Olson as Chief Executive Officer as Part of Planned Succession

BLOOMINGTON, Minn. (July 22, 2026) – The Toro Company (NYSE: TTC), a leading global provider of solutions for the outdoor environment, today announced a leadership transition as part of its long-term, succession planning process. On July 21, 2026, the company’s board of directors elected president and chief operating officer Edric C. Funk to the position of president and chief executive officer, effective November 1, 2026. He will also join the board of directors, effective immediately. Funk will succeed Richard M. Olson, who will transition to the role of executive chairman of the board following more than four decades with the company, most recently as chief executive officer since 2016.

“Edric is a proven and highly respected leader within The Toro Company and across the markets we serve,” said Olson. “His outstanding track record of performance and accountability exemplifies what is possible when strong results are balanced with a deep commitment to people and purpose. Throughout his tenure, he has consistently executed key priorities to deliver shareholder value, inspire teams and foster trusting relationships. I have great confidence in the future of The Toro Company under Edric’s leadership to further build on our legacy of innovation and success.” Funk, a 30-year veteran of the company, has served as president and chief operating officer since September 2025 with responsibility for all its global businesses and integrated supply chain operations.

Since joining The Toro Company in 1996 as a design engineer, Funk has developed a deep understanding of its industries and customers through leadership roles spanning engineering, marketing, global product management and technology innovation. He led the company’s Center for Technology, Research and Innovation in 2017, became general manager of the Sitework Systems business in 2020, and later served as group vice president of Golf, Grounds and Irrigation, where he continued to play an influential role in shaping the company’s approach to technical innovation, while demonstrating an appreciation for strong customer relationships, disciplined execution and collaborative leadership.

"It is an honor to take on this role and continue building upon The Toro Company's longstanding commitment to excellence," said Funk. “I am grateful for the confidence and support of the board and extend my sincere appreciation to Rick for his leadership and mentorship. Over the past 30 years, I've had the opportunity to work alongside our exceptional global teams and gain a deep appreciation for the relationships, innovation and customer focus that serve as hallmarks of the company. I look forward to building on those strengths as we advance our market leadership and deliver long-term value for our stakeholders.”

Funk holds a Bachelor of Science in engineering from the University of Minnesota and an MBA from the University of Minnesota – Carlson School of Management. He also has a professional certificate in innovation and technology from the Massachusetts Institute of Technology. He serves on the boards of the National Golf Foundation and The Toro Company Foundation.

“On behalf of the entire board, we thank Rick for his outstanding leadership and partnership,” said Jeffrey L. Harmening, lead independent director. “His stewardship of The Toro Company has driven strong performance, enhanced shareholder value, and strengthened the company’s position for the future. We are pleased that the organization will continue to benefit from his leadership as executive chairman.”

Olson transitions to executive chairman following a 40-year career at The Toro Company, beginning as a process engineer in Windom, Minnesota. During his tenure as CEO, The Toro Company team has focused on accelerating profitable growth, driving productivity and operational excellence, and empowering people. The company has doubled revenue, expanded into infrastructure markets through strategic acquisitions such as Charles Machine Works, and invested in technology to be a leader in electrification, smart connectivity and robotic solutions. This momentum reflects the strength of The Toro Company’s teams and their unwavering commitment to the company’s purpose of helping customers enrich the beauty, productivity and sustainability of the land, while fostering a culture deeply rooted in people and performance values.

About The Toro Company
The Toro Company (NYSE: TTC) is a leading global provider of solutions for the outdoor environment including turf and landscape maintenance, snow and ice management, underground construction, rental and specialty construction, and irrigation and outdoor lighting solutions. With net sales of $4.5 billion in fiscal 2025, The Toro Company’s global presence extends to more than 125 countries through a family of brands that includes Toro, Ditch Witch, Exmark, BOSS, Ventrac, Tornado, HammerHead, American Augers, Spartan, Subsite, Radius, Hayter, Perrot, Unique Lighting Systems, Irritrol, and Lawn-Boy. Through constant innovation and caring relationships built on trust and integrity, The Toro Company and its family of brands have built a legacy of excellence by helping customers work on golf courses, sports fields, construction sites, public green spaces, commercial and residential properties and agricultural operations. For more information, visit www.thetorocompany.com.

Forward-Looking Statements
This news release contains forward-looking statements, which are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current assumptions and expectations of future events, and often can be identified by words such as "anticipate," "believe," "confidence," "continue," "could," "expect," "future," "intend," "look forward," "may," "plan," "position," "potential," "strategy," "will," "would," variations of such words or the negative thereof, and similar expressions or future dates. Forward-looking statements involve risks and uncertainties that could cause actual events and results to differ materially from those projected or implied. Forward-looking statements in this release include statements regarding the company's leadership transition, the anticipated effectiveness of succession planning, the expected contributions and capabilities of Funk in his new role, and the company's future strategic direction and performance. Particular risks and uncertainties that may cause actual events and results to differ materially from those projected or implied include: risks associated with leadership transition, including the ability to successfully execute the transition and retention of key personnel and management; adverse worldwide economic conditions, including inflationary pressures and higher interest rates; the effect of abnormal weather patterns; customer, government and municipal revenue, budget spending levels and cash conservation efforts; loss of any substantial customer or strategic partnership; inventory adjustments or changes in purchasing patterns by customers; fluctuations in the cost and availability of commodities, components, parts, and accessories, including steel, engines, hydraulics, and resins; disruption at or in proximity to its facilities or in its manufacturing or other operations, or those in its distribution channel customers, mass retailers or home centers where its products are sold, or suppliers; risks associated with acquisitions and dispositions, including the company's recent acquisition of Tornado Infrastructure Equipment Ltd. and possible additional future impairment of goodwill or other intangible assets; impacts of AMP and any future restructuring activities or productivity or cost savings initiatives; the effect of natural disasters, social unrest, war and global pandemics; the level of growth or contraction in its key markets; the company’s ability to develop and achieve market acceptance for new products; increased competition; the risks attendant to international relations, operations and markets; foreign currency exchange rate fluctuations; financial viability of and/or relationships with the company’s distribution channel partners; management of strategic partnerships, key customer relationships, alliances or joint ventures, including Red Iron Acceptance, LLC; impact of laws, regulations and standards, consumer product safety, accounting, taxation, trade, tariffs and/or antidumping and countervailing duties petitions, healthcare, and environmental, health and safety matters; unforeseen product quality problems; loss of or changes in executive management or key employees; the occurrence of litigation or claims, including those involving intellectual property or product liability matters; impact of increased scrutiny on its environmental, social, and governance practices; and other risks and uncertainties described in the company’s most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

###